UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

RIVUS BOND FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RIVUS BOND FUND

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 4, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Rivus Bond Fund (the “Fund”) for use at the Special Meeting of Shareholders of the Fund to be held on June 4, 2010 at 9:00 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the “Special Meeting”). A Notice of Special Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about May   , 2010.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund’s shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the meeting. Voting electronically or telephonically, or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the meeting and vote your shares in person. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the meeting. The cost of soliciting proxies will be paid by the Fund’s investment adviser Cutwater Asset Management Corp. (“Cutwater”).

On April 9, 2010, the record date for determination of shareholders entitled to receive notice of and to vote at the meeting (the “Record Date”), there were 6,558,571 shares of beneficial interest of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund’s then outstanding voting securities.

The Fund’s most recent Annual Report, including audited financial statements for the fiscal year ended March 31, 2010. is available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 800-331-1710. Shareholders of the Fund as of the Record Date will receive copies of the Fund’s Annual Report, including audited financial statements for the fiscal year ended March 31, 2010, prior to the Special Meeting.

IMPORTANT INFORMATION

WE ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT.  HOWEVER, WE THOUGHT IT WOULD BE HELPFUL TO PROVIDE BRIEF ANSWERS TO SOME QUESTIONS.

Q. 1.	WHAT PROPOSAL ARE SHAREHOLDERS BEING ASKED TO CONSIDER AND VOTE ON AT THE UPCOMING SPECIAL MEETING?

A. 1.	Shareholders of Rivus Bond Fund (the “Acquiring Fund”) are being asked to approve the issuance of shares of beneficial interest of the Acquiring Fund in sufficient quantity to effect a Reorganization (the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Reorganization Plan”), whereby The Hartford Income Shares Fund, Inc., a diversified closed-end management investment company (the “Acquired Fund”) will be reorganized into the Acquiring Fund.

Q. 2.	HOW WILL THE REORGANIZATION BENEFIT THE ACQUIRING FUND AND ITS SHAREHOLDERS?

A. 2.	The Reorganization is expected to benefit the Acquiring Fund’s shareholders by providing greater opportunities to realize economies of scale by combining the Acquired Fund’s assets with the assets of the Acquiring Fund resulting in a larger fund, which is expected to result in lower total operating expenses for the shareholders of the combined fund.

Q. 3.	WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE ISSUANCE OF ADDITIONAL SHARES OF THE ACQUIRING FUND?

A. 3.	The shares of the Acquiring Fund are traded on the New York Stock Exchange (“NYSE”). The Acquiring Fund must therefore comply with the NYSE rules which, among other things, requires the shareholders of the Acquiring Fund to approve the issuance of additional shares of the Acquiring Fund. The proposed Reorganization cannot be effected unless the shareholders of the Acquiring Fund approve the issuance of additional shares.

Q. 4.	HAS THE BOARD OF TRUSTEES APPROVED THE REORGANIZATION?

A. 4.	Yes. The Board of Trustees of the Acquiring Fund, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), has reviewed and approved the Reorganization. The Board of Directors of the Acquired Fund also has approved the Reorganization.

Q. 5.	WILL MY RIGHTS AND PRIVILEGES AS A SHAREHOLDER CHANGE AFTER THE REORGANIZATION?

A. 5.	No. Your rights and privileges as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be the same.

Q. 6.	IS THE REORGANIZATION CONTINGENT UPON THE OCCURRENCE OF ANY EVENTS OTHER THAN APPROVAL BY SHAREHOLDERS OF THE ISSUANCE OF ADDITIONAL SHARES?

A. 6.	Yes. The Reorganization is contingent upon approval by the shareholders of the Acquired Fund. At a meeting to be held on or about June 15, 2010, shareholders of record of the Acquired Fund will be asked to approve the Reorganization. A proxy statement, which is separate and distinct from the enclosed Proxy Statement and contains information about the Reorganization, is being mailed to shareholders of the Acquired Fund. Thus, the Reorganization will be consummated only upon its approval by shareholders of both the Acquired Fund and the approval of the issuance of the additional shares by shareholders of the Acquiring Fund.

Q. 7.	HOW CAN I AUTHORIZE PROXIES TO CAST MY VOTES?

A. 7. You can authorize proxies to cast your votes:

•	By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

•	By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•	By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement before you authorize proxies to cast your votes. Keep in mind that you can also attend the special meeting and cast your votes in person.

Q. 8.	WHEN SHOULD I AUTHORIZE PROXIES TO CAST MY VOTES?

A. 8.	Please authorize proxies to cast your votes as soon as possible. You may authorize proxies and submit your voting instructions at any time before the date of the shareholder meeting.

Q. 9.	WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. 9.	You may obtain additional information about the Proxy Statement or a copy of the Acquiring Fund’s Prospectus, Statement of Additional Information, or most recent annual or semi-annual report without charge by calling (800) 331-1710.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

RIVUS BOND FUND
113 KING STREET
ARMONK, NY 10504

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

* * *
JUNE 4, 2010

Armonk, New York
April   , 2010

TO RIVUS BOND FUND SHAREHOLDERS:

A Special Meeting of Shareholders of Rivus Bond Fund (the “Acquiring Fund”) will be held on June 4, 2010 at 9:00 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania for the following purposes:

1. To authorize the issuance of additional shares of the Acquiring Fund in connection with the reorganization of The Hartford Income Shares Fund, Inc. into the Acquiring Fund; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on April 9, 2010 are entitled to notice of and to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy card in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

By order of the Board of Trustees,

Leonard I. Chubinsky
Secretary

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU VOTE USING THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE ACQUIRING FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE MEETING IN-PERSON, PLEASE CONTACT THE ACQUIRING FUND AT (800) 331-1710 FOR DIRECTIONS TO THE MEETING LOCATION.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JUNE 4, 2010. THE PROXY STATEMENT IS AVAILABLE AT http://www.cutwater.com/rivus-bond-fund-characteristics.aspx

PROXY STATEMENT
April   , 2010

RIVUS BOND FUND
113 King Street
Armonk, New York 10504-1610
(914) 273-4545

INTRODUCTION

This Proxy Statement is being furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Rivus Bond Fund, a Delaware statory trust (the “Acquiring Fund”), in connection with the Special Meeting of Shareholders (the “Meeting”) of the Acquiring Fund to be held on June 4, 2010, at 10:30 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania 19312, and at any adjournment(s) or postponement(s) of the Meeting.

At a meeting held on March 10, 2010, the Board of Trustees of the Acquiring Fund approved the proposed reorganization of The Hartford Income Fund Shares, Inc., a Maryland corporation (the “Acquired Fund”), into the Acquiring Fund, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Plan”). The Acquired Fund and the Acquiring Fund are also referred to herein each as a “Fund” and collectively as the “Funds.” This Proxy Statement provides you with information about this proposed reorganization (the “Reorganization”).

The approximate mailing date of this Proxy Statement is on or about April [  ], 2010. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting and this Proxy Statement, will be paid in equal portions by Cutwater, the Acquiring Fund’s investment adviser, and Hartford Investment Financial Services, LLC (“HIFSCO”), the Acquired Fund’s investment adviser.

Cutwater Asset Management Corp. (“Cutwater”), 113 King Street, Armonk, New York 10504, serves as the Acquiring Fund’s investment adviser. PNC Global Investment Servicing, Inc., P.O. Box 43027 Providence, Rhode Island 02940, serves as the Acquiring Fund’s administration, accounting and transfer agent, dividend disbursing agent and registrar. PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the Acquiring Fund’s custodian.

You may also obtain proxy materials, reports, and other information filed by either the Acquiring Fund or the Acquired Fund from the SEC’s Public Reference Section (202-551-8090) in Washington, D.C., or from the SEC’s internet website at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The shares of beneficial interest of the Acquiring Fund and the shares of common stock of the Acquired Fund are each listed on the New York Stock Exchange (the “NYSE”) under the symbol “BDF” and “HSF,” respectively, and may be bought or sold at the then prevailing market price on each day the NYSE is open for trading. After the Reorganization, the Acquiring Fund’s shares will continue to be listed on the NYSE under the symbol “BDF.” Reports, proxy materials and other information concerning the Acquired Fund and the Acquiring Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

Shareholders may revoke their voting instructions at any time before the date of the Meeting by submitting another proxy or voting instruction card, submitting written notice of revocation to the Secretary of the Acquiring Fund or by voting in person at the Meeting. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by shareholders without instructions will be voted “FOR” the proposal to approve the issuance of additional shares of the Acquiring Fund (the “Proposal”). In instances where choices are specified by shareholders in the voting instruction cards or proxy cards, those shareholders’ votes will be voted or the votes will be withheld in accordance with the shareholders’ choices. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Acquiring Fund from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” the Proposal.

Under Delaware law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Shareholders may vote by proxy by completing and returning the enclosed proxy card. In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph and personal interview. The last proxy vote received in time to be voted, whether by proxy card, telephone, telegraph or personal interview, will be the vote that is counted and will revoke all previous votes by the shareholder.

Only those shareholders owning shares as of the close of business on April 9, 2010 (the “Record Date”) may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. There were 6,558,571 issued and outstanding shares of the Acquiring Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

The presence, either in person or by proxy, of shareholders owning a majority of shares of the Acquiring Fund entitled to vote at the Meeting shall constitute a quorum. If a quorum is present but sufficient votes to approve any proposal are not received the persons named as proxies may propose one or more adjournments of the Meeting, to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for the Proposal in this Proxy Statement prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed approved.

THE PROPOSED REORGANIZATION

At a meeting held on March 10, 2010, the Board of Trustees of the Acquiring Fund approved the proposed Reorganization, pursuant to the Reorganization Plan, with respect to the Acquiring Fund. Subject to the approval of the Reorganization by shareholders of the Acquired Fund and the approval of the Proposal by shareholders of the Acquiring Fund, the Reorganization Plan provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for newly-issued shares of the Acquiring Fund having an aggregate value equal to the net assets of the Acquired Fund;

•	the assumption by the Acquiring Fund of liabilities of the Acquired Fund as of the Closing Date (as described below);

•	the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•	the complete liquidation and dissolution of Acquired Fund.

The Reorganization is expected to be effective immediately after the close of business on July 21, 2010, or on a later date as the parties may agree (the “Closing”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. Each shareholder will hold, immediately after the Closing, full and fractional shares of the Acquiring Fund equal in value to such shareholder’s pro rata interest in the net assets of the Acquired Fund transferred to the Acquiring Fund on the date of the Closing.

Should the Reorganization be effected, there will not be any economic dilution to the shareholders of the Acquiring Fund. However, shareholders of the Acquiring Fund may have their proportionate voting power diluted as a result of the Reorganization. The dilution of voting power may result because of the issuance of additional shares of the Acquiring Fund. Such additional shares will be distributed to shareholders of the Acquired Fund only.

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed to increase the size of the Acquiring Fund. By combining the assets of the Acquired Fund with the assets of Acquiring Fund, it is anticipated that the increased asset size of the Fund will provide opportunities for the Fund to realize greater economies of scale.and will have a greater ability to take advantage of opportunities in the market. Additionally, its increased size will increase the Fund’s visibility which in time may increase the Fund’s trading volume and reduce the Fund’s trading discount and may also lower the expense ratio of the Fund.

Approval of the Reorganization by the Acquired Fund requires the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter on the Record Date. In the event that the shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund will continue to operate as a separate entity, and the Board of Directors that oversees the Acquired Fund will determine what further action, if any, to take, including liquidation and dissolution of the Acquired Fund.

PROPOSAL

ISSUANCE OF ADDITIONAL FUND SHARES OF BENEFICIAL INTEREST IN CONNECTION WITH THE REORGANIZATION OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

On March 10, 2010, the Board of Trustees of the Acquiring Fund, including those Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Acquiring Fund or its investment adviser (each an “Independent Trustee” and collectively, the “Independent Trustees”) unanimously approved an Agreement and Plan of Reorganization by and between the Acquiring Fund and the Acquired Fund (the “Reorganization Plan”) pursuant to which the Acquired Fund will be reorganized into the Acquiring Fund.

Pursuant to the Reorganization Plan, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of Acquired Fund in exchange for Acquiring Fund shares of beneficial interest (“Shares”). The Acquired Fund will distribute Shares to its common stockholders, and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit the shareholders of the Acquiring Fund.

The aggregate net asset value of the Shares issued in the Reorganization will equal the aggregate net asset value of the Acquired Fund’s common stock held immediately prior to the Reorganization. The Reorganization will result in no reduction of the net asset value of the Acquiring Fund Shares. No gain or loss will be recognized by the Acquiring Fund or its stockholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the same investment objective and policies.

In connection with the Reorganization and as contemplated by the Agreement, the Acquiring Fund will issue additional Acquiring Fund Shares and list such shares of common stock on the NYSE. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, Section 312.03(c) of the NYSE Listed Company Manual requires the shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Shares to be issued in connection with the Reorganization.

What Is the Required Vote?

Shareholder approval of the issuance of additional Fund Shares requires the affirmative vote of a majority of votes cast by shareholders of the Acquiring Fund, provided that total votes cast on the proposal represents over 50% of all securities entitled to vote on the matter.

THE BOARD RECOMMENDS THAT ACQUIRING FUND SHAREHOLDERS VOTE “FOR” THE
ISSUANCE OF ADDITIONAL SHARES.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM AND DATE OF ORGANIZATION

Acquiring Fund

The Acquiring Fund is a closed-end management investment company organized as a Delaware statutory trust and was formed on June 7, 1971. The Acquiring Fund was initially organized as a Delaware corporation on June 7, 1971 and converted to a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated June 13, 2006. The Acquiring Fund is governed by its Board of Trustees, which currently consists of four (4) trustees, three (3) of whom are not “interested persons” (as defined in the 1940 Act).

Acquired Fund

The Acquired Fund is a closed-end management investment company organized as a Maryland corporation and was formed on March 27, 1972. The Acquired Fund was initially organized as a Minnesota corporation on March 27, 1972 and converted to a Maryland corporation pursuant to Articles of Incorporation dated March 23, 2001 and amended and restated on October 2, 2001. The Acquired Fund is governed by its Board of Directors, which currently consists of nine (9) directors, seven (7) of whom are not “interested persons” (as defined in the 1940 Act).

DIVIDENDS AND OTHER DISTRIBUTIONS

Acquiring Fund

The Acquiring Fund distributes at least quarterly substantially all of its net investment income, if any, and annually all of its capital gains, if any, except to the extent such gains are offset against capital loss carryforwards.

Acquired Fund

The Acquired Fund distributes, out of assets legally available for distribution, substantially all of its net investment income, if any, on a monthly basis, and annually all of its capital gains, if any, except to the extent such gains are offset against capital loss carryforwards.

SHAREHOLDER REPORTS

Shareholders can find important information about the Acquiring Fund in its annual report for the fiscal year ended March 31, 2010 and semi-annual report for the six-month period ended September 30, 2009. You can obtain a copy of the Acquiring Fund’s most recent annual or semi-annual report without charge by calling (800) 331-1710 or contacting the Fund c/o Cutwater Asset Management Corp., 113 King Street, Armonk, NY 10504. It is anticipated that shareholders will receive copies of the Acquiring Fund’s annual report for the fiscal year ended March 31, 2010 prior to the Special Meeting.

OWNERSHIP OF ACQUIRING FUND SECURITIES

None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Acquiring Fund’s investment adviser, or any control person of the Acquiring Fund’s investment adviser. As of the Record Date, the Trustees and nominees for Trustee and executive officers (10 persons) beneficially owned an aggregate of less than 1% of the Acquiring Fund’s outstanding shares.

The Acquiring Fund believes that the following persons own of record or beneficially more than 5% of the outstanding voting shares of the Acquiring Fund as of the Record Date:

	Percentage	Total
	Ownership	Number
Name and Address	of Fund	of Shares

MBIA Inc.	6.75%	442,667
113 King Street
Armonk, NY 10504
SIT Investment Associates, Inc.	11.66%	765,200
4600 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

Each Trustee’s individual shareholdings of the Acquiring Fund constituted less than 1% of the outstanding shares of the Acquiring Fund, and as a group, the Trustees and officers of the Acquiring Fund owned less than 1% of the shares of the Acquiring Fund.

SHAREHOLDER PROPOSALS

Proposals intended to be presented by shareholders for consideration at the 2011 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund’s principal office no later than February 7, 2011 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund’s 2011 Annual Meeting of Shareholders, other than one that will be included in the Fund’s proxy materials, must notify the Fund no later than April 4, 2011. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. Pursuant to the Fund’s Declaration of Trust and By-Laws, the Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of not less than 10% of the outstanding shares of the Fund.

OTHER MATTERS

Neither the Board of Trustees nor management know of any matters to be presented at the Special Meeting other than those mentioned in this Proxy Statement, including as indicated by the dissident shareholder. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

By Order of the Trustees,

Leonard I. Chubinsky
Secretary, Rivus Bond Fund

Dated: April   , 2010

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

P

R

O

X

Y
FORM OF PROXY
PROXY SOLICITED BY THE BOARD OF TRUSTEES
OF RIVUS BOND FUND
The undersigned hereby appoints Clifford D. Corso, Leonard I. Chubinsky, Robert Claiborne, Gautam Khanna and Richard J. Walz, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of Rivus Bond Fund on June 4, 2010 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.
If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.
ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON.
IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.	To approve the issuance of additional shares of beneficial interest of Rivus Bond Fund (the “Fund”) sufficient to effect the reorganization of The Hartford Income Shares Fund, Inc. into the Fund.

		FOR	AGAINST	ABSTAIN

2.	In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.
Please sign as name appears hereon. Joint owners
should each sign. When signing as attorney,
executor, administrator, trustee or guardian, please
give full title as such.

SIGNATURE(S)
DATE